                                                                    EXHIBIT 99.8
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CRUISE AMERICA TRAVEL, INCORPORATED            Case Number: 01-10966(EIK)
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                   AMENDED SCHEDULES OF ASSETS AND LIABILITIES





Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the "Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Amended Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to further amend these Amended Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Amended Schedules of Assets and Liabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Amended Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CRUISE AMERICA TRAVEL, INCORPORATED                Case No:01-10966(EIK)
--------------------------------------------------------------------------------

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached. Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.



                                                                        ATTACHED
NAME OF SCHEDULE                                                        (YES/NO)       ASSETS                       LIABILITIES
----------------                                                        --------       ------                       -----------
A.  Real Property                                                         Yes                   $0.00
B.  Personal Property                                                     Yes          $9,576,872 .13
C.  Property Claimed As Exempt                                            No

D.  Creditors Holding Secured Claims                                      Yes                                                 $0.00
E.  Creditors Holding Unsecured Priority Claims                           Yes                                                 $0.00
F.  Creditors Holding Unsecured Nonpriority Claims                        Yes                                        $4,373,014 .87
G.  Executory Contracts and Unexpired Leases                              No
H.  Codebtors                                                             No
         EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)                                No
J.  Current Expenditure of Individual Debtor(s)                           No

                                                     TOTALS                            $9,576,872.13                 $4,373,014 .87


CRUISE AMERICA TRAVEL, INCORPORATED                         01-10966 (EIK )
-----------------------------------                     -----------------------
            Debtor                                              Case No.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."


         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

CRUISE AMERICA TRAVEL, INCORPORATED                        01-10966 (EIK )
-----------------------------------                    ------------------------
           Debtor                                              Case No.

                           SCHEDULE A - REAL PROPERTY


                                                                                Net Book Value
                                                                                of Debtor's Interest
                                                                                in Property, Without
Description and Location                     Nature of Debtor's                 Deducting any Secured               Amount of
of Property                                  Interest in Property               Claim or Exemption                  Secured Claim
------------------------                     --------------------               ---------------------               -------------

       -None-

                                                    Total Debtor -
                                 Total -



CRUISE AMERICA TRAVEL, INCORPORATED                        01-10966 (EIK )
-----------------------------------                    ------------------------
           Debtor                                             Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.


         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CRUISE AMERICA TRAVEL, INCORPORATED            Case No: 01-10966 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY


                                                                                     DESCRIPTION AND LOCATION         NET BOOK
    TYPE OF PROPERTY                                                   NONE          OF PROPERTY                      VALUE
    ----------------                                                   ----          ------------------------         -------------
1.  Cash on hand.                                                       X            NONE                                $0.00

2.  Checking, savings or other financial accounts, certificates         X            NONE                                $0.00
    of deposit, or shares in banks, savings and loan, thrift,
    building and loan, and homestead associations, or
    credit unions, brokerage houses, or cooperatives.

3.  Security deposits with public utilities, telephone                  X            NONE                               $0 .00
    companies, landlords and others.

4.  Household goods and furnishings, including audio, video             X            NONE                               $0 .00
    and computer equipment.

5.  Books, pictures and other art objects, antiques, stamp,                          SEE EXHIBIT-B5                     $0 .00
    coin, record, tape, compact disc and
    other collections or collectibles.

6.  Wearing apparel.                                                    X            NONE                               $0 .00

7.  Furs and jewelry.                                                   X            NONE                               $0 .00

8.  Firearms and sports, photographic and other hobby                   X            NONE                               $0 .00
    equipment.

9.  Interests in insurance policies. Name of insurance                  X            NONE                               $0 .00
    company of each policy and itemize surrender or
    refund value of each.

10.      Annuities. Itemize and name each issuer.                       X            NONE                               $0 .00

11.      Interests in IRA, ERISA, Keogh, or other pension or profit     X            NONE                               $0 .00
         sharing plan.

12.      Stock and interest in incorporated and unincorporated          X            NONE                               $0 .00
         businesses.


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CRUISE AMERICA TRAVEL, INCORPORATED             Case No: 01-10966 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY


                                                                                     DESCRIPTION AND LOCATION         NET BOOK
    TYPE OF PROPERTY                                                   NONE          OF PROPERTY                      VALUE
    ----------------                                                   ----          ------------------------         -------------

13.  Interest in partnerships or joint ventures.                        X            NONE                                     $0.00

14.  Government and corporate bonds and other negotiable                X            NONE                                     $0.00
     and non-negotiable instruments.

15.  Accounts receivable.                                                            SEE EXHIBIT-B15                  $8,988,893.46

16.  Alimony, maintenance, support and property settlements             X            NONE                                     $0.00
      to which the debtor is or may be entitled.

17.  Other liquidated debts owing debtor including tax refunds.                      SEE EXHIBIT-B17                          $0.00

18.  Equitable future interests, life estates, and rights or            X            NONE                                     $0.00
     powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19.  Contingent and noncontigent interests in estate of a               X            NONE                                     $0.00
     decedent, death benefit plan, life insurance policy or
     trust

20.  Other contingent and unliquidated claims of every nature,                       SEE EXHIBIT-B20                     $22,115.00
     including tax refunds, counterclaims of the debtor and
     rights to setoff claims.

21.  Patents, copyrights and other intellectual property.               X            NONE                                     $0.00

22.  Licenses, franchises and other general intangibles.                X            NONE                                     $0.00


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CRUISE AMERICA TRAVEL, INCORPORATED             Case No: 01-10966 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY


                                                                                     DESCRIPTION AND LOCATION         NET BOOK
      TYPE OF PROPERTY                                                 NONE          OF PROPERTY                      VALUE
    ----------------                                                   ----          ------------------------         -------------

23. Automobiles, trucks, trailers and other vehicles and                X            NONE                                     $0.00
    accessories.

24. Boats, motors and accessories.                                      X            NONE                                     $0.00

25. Aircraft and accessories.                                           X            NONE                                     $0.00

26. Office equipment, furnishings and supplies.                         X            NONE                                     $0.00

27. Machinery, fixtures, equipment and supplies used in                 X            NONE                                     $0.00
    business.

28. Inventory.                                                                       SEE EXHIBIT-B28                          $0.00

29. Animals.                                                            X            NONE                                     $0.00

30. Crop - growing or harvested.                                        X            NONE                                     $0.00

31. Farm equipment and implements.                                      X            NONE                                     $0.00

32. Farm supplies, chemicals and feed.                                  X            NONE                                     $0.00

33. Other personal property of any kind not already listed.                          SEE EXHIBIT-B33                    $565,863.67
                                                                                                                      -------------
                                                    TOTAL:                                                            $9,576,872.13
                                                                                                                      =============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 1 of 7

In re: CRUISE AMERICA TRAVEL, INCORPORATED             Case No: 01-10966 (EIK )
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                   SCHEDULE B - PERSONAL PROPERTY EXHIBIT B5


Asset Id              Description                                              Location                              Net Book Value
--------              -----------                                              --------                              --------------
538
                                                                                                                              -----
                                                      TOTAL                                                                   $0.00
                                                                                                                              =====





Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 2 of 7

In re: CRUISE AMERICA TRAVEL, INCORPORATED             Case No: 01-10966 (EIK )
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15


Asset Id              Description                                   Location                                         Net Book Value
--------              -----------                                   --------                                         --------------
307                   ACCOUNTS RECEIVABLE                           MISCELLANEOUS RECEIVABLES                            $68,191.95

368                   INTERCOMPANY RECEIVABLES                      AMERICAN HAWAIIAN PROPERTIES CORPORATION              $1,126.92

369                   INTERCOMPANY RECEIVABLES                      CAPE COD LIGHT, LLC                                   $2,706.08

371                   INTERCOMPANY RECEIVABLES                      CAPE MAY LIGHT, LLC                               $1,053,205.61

372                   INTERCOMPANY RECEIVABLES                      CAT II, INC.                                         $22,279.30

373                   INTERCOMPANY RECEIVABLES                      GREAT AQ STEAMBOAT, LLC                           $3,165,198.27

374                   INTERCOMPANY RECEIVABLES                      GREAT INDEPENDENCE SHIP CO.                          $16,321.27

375                   INTERCOMPANY RECEIVABLES                      GREAT OCEAN CRUISE LINE, LLC                      $2,952,311.23



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 3 of 7

In re: CRUISE AMERICA TRAVEL, INCORPORATED             Case No: 01-10966 (EIK )
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15


Asset Id              Description                                   Location                                         Net Book Value
--------              -----------                                   --------                                         --------------

376                   INTERCOMPANY RECEIVABLES                      GREAT PACIFIC NW CRUISE LINE, LLC                   $674,733.24

377                   INTERCOMPANY RECEIVABLES                      GREAT RIVER CRUISE LINE, LLC                        $983,430.47

378                   INTERCOMPANY RECEIVABLES                      OCEAN DEVELOPMENT CO.                                $15,996.19

380                   INTERCOMPANY RECEIVABLES                      OCEANIC SHIP CO.                                      $6,631.08

381                   INTERCOMPANY RECEIVABLES                      THE DELTA QUEEN STEAMBOAT CO.                        $26,761.85
                                                                                                                      -------------
                                                      TOTAL                                                           $8,988,893.46
                                                                                                                      =============


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 4 of 7

In re: CRUISE AMERICA TRAVEL, INCORPORATED             Case No: 01-10966 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17


Asset Id              Description                                   Location                                         Net Book Value
--------              -----------                                   --------                                         --------------
559
                                                                                                                              -----
                                                      TOTAL                                                                   $0.00
                                                                                                                              =====





Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 5 of 7

In re: CRUISE AMERICA TRAVEL, INCORPORATED             Case No: 01-10966 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20


Asset Id              Description                                   Location                                         Net Book Value
--------              -----------                                   --------                                         --------------
229                   TAX REFUND LOUISIANA                          CRUISE AMERICA TRAVEL INC.                           $22,115.00
                                                                                                                         ----------
                                                      TOTAL                                                              $22,115.00
                                                                                                                         ==========





Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 6 of 7

In re: CRUISE AMERICA TRAVEL, INCORPORATED             Case No: 01-10966 (EIK )
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28


Asset Id              Description                                   Location                                         Net Book Value
--------              -----------                                   --------                                         --------------

583
                                                                                                                              -----
                                                      TOTAL                                                                   $0.00
                                                                                                                              =====





Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 7 of 7

In re: CRUISE AMERICA TRAVEL, INCORPORATED             Case No: 01-10966 (EIK )
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                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33


Asset Id              Description                                   Location                                         Net Book Value
--------              -----------                                   --------                                         --------------

516                   PRE-PAID EXPENSE                              ROBIN STREET WHARF                                  $565,863.67
                                                                    1380 PORT OF NEW ORLEANS PLACE
                                                                    NEW ORLEANS, LA 70130-1890
                                                                                                                        -----------
                                                      TOTAL                                                             $565,863.67
                                                                                                                        ===========


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CRUISE AMERICA TRAVEL, INCORPORATED          Case Number: 01-10966 (EIK)
-------------------------------------------------------------------------------

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

[X] Check this box if debtor has no creditors holding secured claims to report on this Schedule D.

In re:                                                                 Case No:

                  SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS


Creditor's Name and                                 Claim was incurred on or          Contingent               Amount     Unsecured
Mailing Address                                     before the date listed below.          Unliquidated       of Claim    Portion.
Including Zip Code                                  If claim is subject to                      Disputed                  If Any
                                                    setoff, so state.                                Co-
                                                                                                     Debt
                                              Date                     Amount
Sub Schedule









                                              Page 1 of 1                                                       $0.00         $0.00
